SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 28, 2002



                                    Inamed Corporation
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                (Exact name of registrants as specified in their charter)



           Delaware                       1-9741               59-0920629
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 (State or other jurisdiction (Commission File Number) (IRS Employer of
      incorporation)                                   Identification No.)


5540 Ekwill Street, Suite D, Santa Barbara, California            93111
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      (Address of Principal Executive Offices)                    (Zip Code)




Registrants' telephone number including area code:  (805) 692-5400


(Former name or former address, if changed since last report.) Not applicable.



ITEM 9.  REGULATION FD DISCLOSURE.

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            On January 28, 2002, Inamed Corporation ("Inamed") announced unaudited sales results for 2001 and a regulatory update. A copy of the press release announcing the same is attached as Exhibit 99.1 to this Current Report on Form 8-K.

            Nick Teti, Inamed's President and CEO, will be presenting at the U.S. Bancorp Piper Jaffrey Health Care Conference on Tuesday, January 29th, at 3:30 p.m. EST. Mr. Teti is expected to discuss the performance of the Company's portfolio and its pipeline of future products. As announced in the attached press release, the webcast of the call (live and replay) is accessible on http://www.on24.com/clients/piperjaffray/conference_020129/index.html?presenter= inamedcorpo&format=rmmulti. Listeners should go to the website at least 15 minutes early to register and download and install any necessary audio software. A copy of the presentation will be also be available on the Inamed Corporation website, http://www.inamedcorp.com.

            Inamed will report fourth quarter and full year 2001 results after the market closes on Thursday, February 7, 2002. The Company will host a conference call that same day at 5:00 p.m. EST. Investors can access the conference call in the U.S. by dialing (800) 865-4460, international callers, dial (973) 628-9554, then in either case, asking to be connected to the Inamed investor call. Individuals and media can also access the conference call via the Internet through Investor Broadcast Network's Vcall Web site, www.vcall.com. To listen, go to the Web site at least 15 minutes early to register and download and install any necessary audio software. For those unable to participate, a rebroadcast will be made available through Vcall's Web site for 30 days after the call. It will be available shortly after the call.

FORWARD LOOKING STATEMENTS WARNING
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            This Current Report on Form 8-K contains projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Inamed Corporation with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: exposure to product liability claims; exposure to liabilities that may not be adequately covered by insurance; potential negative publicity concerning product safety; potential fluctuations in quarterly results; volatility of Inamed's stock price; changes in the economy and consumer spending; uncertainty in receiving timely regulatory approval or market acceptance for new products; dependence on a single supplier for each of Inamed's silicone raw materials and bovine collagen-based products; and adverse changes in the regulatory or legislative environment (both in the U.S. and internationally) affecting our business. The information contained in this Current Report on Form 8-K is a statement of Inamed's present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and Inamed's assumptions. Inamed may change its intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in Inamed's assumptions or otherwise. Inamed undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

            By including any information in this Current Report on Form 8-K, Inamed does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            Exhibit 99.1 Press Release dated January 28, 2002.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INAMED CORPORATION


                                    /S/ DAVID BAMBERGER

                                    By: David Bamberger, General Counsel



DATED:  January 28, 2002